UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2016

WASTE CONNECTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

COMMISSION FILE NO. 1-31507

94-3283464

(I.R.S. Employer Identification No.)

3 Waterway Square Place, Suite 110, The Woodlands, TX, 77380

(Address of principal executive offices) (Zip code)

(832) 442-2200

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

See Item 7.01, below.

Item 7.01 Regulation FD Disclosure.

On April 27, 2016, Waste Connections, Inc., a Delaware corporation (“Waste Connections”), issued a press release announcing its first quarter 2016 results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

The disclosure under Item 7.01 of this current report on Form 8-K is incorporated herein by reference.

The information furnished in Items 2.02, 7.01 and 8.01 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information

This Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transaction between Waste Connections and Progressive Waste Solutions Ltd., a corporation organized under the laws of Ontario (“Progressive”). In connection with the proposed transaction, Progressive, as the parent company that will result from the combination, has filed with the SEC a registration statement on Form F-4 that includes the proxy statement/prospectus of Waste Connections and Progressive. The registration statement on Form F-4 was declared effective by the SEC on April 25, 2016. Waste Connections mailed its proxy statement to its stockholders on or around April 27, 2016. WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Stockholders may obtain copies of the proxy statement/prospectus and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by Waste Connections will be made available free of charge on Waste Connections’ investor relations website at http://wasteconnections.investorroom.com. Copies of documents filed with the SEC by Progressive will be made available free of charge on Progressive’s investor relations website at http://investor.progressivewaste.com.

Participants in the Solicitation of Votes

Waste Connections and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies for its security holder approvals to be obtained for the proposed transaction. Information regarding Waste Connections’ directors and executive officers is available in its proxy statement filed with the SEC by Waste Connections on April 2, 2015 in connection with its 2015 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus, Progressive’s registration statement and information circular and other relevant materials that have been or will be filed with the SEC and the Canadian securities regulators when they become available.

Safe Harbor and Forward-Looking Information

In addition to the forward-looking statements described above, this document includes forward-looking statements regarding our proposed merger with Progressive (which includes “forward-looking information” within the meaning of applicable Canadian securities laws). These forward-looking statements are not based on historical facts but instead reflect Progressive's or Waste Connections’ respective management’s expectations, estimates or projections concerning future results or events. These forward-looking statements are often identified by the words “may,” “might,” “believes,” “thinks,” “anticipates,” “plans,” “expects,” “intends” or similar expressions and include statements regarding (1) expectations regarding whether the transaction, including the merger, the issuance of the merger consideration and the proposed share consolidation of Progressive, will be consummated, including whether conditions to the consummation of the transaction will be satisfied, or the timing for completing the transaction, (2) expectations for the effects of the transaction or the ability of the combined company to successfully achieve business objectives, including integrating the companies or the effects of unexpected costs, liabilities or delays, (3) the potential benefits and synergies of the transaction, including expected cost savings and tax benefits and (4) expectations for other economic, business, and/or competitive factors. Although Waste Connections and Progressive believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements, as unknown or unpredictable factors could have material adverse effects on future results, performance or achievements of the combined company. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the following: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the proposed transactions on the proposed terms and schedule; the ability of Waste Connections and Progressive to successfully integrate their respective operations and employees and realize synergies and cost savings at the times, and to the extent, anticipated; the potential impact of the announcement or consummation of the proposed transactions on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; changes in applicable laws and regulations and interpretations of laws and regulations; significant competition that Waste Connections and Progressive face; compliance with extensive government regulation; and the diversion of management time on the proposed transactions. These forward-looking statements may be affected by risks and uncertainties in the business of Waste Connections and Progressive and market conditions. This information is qualified in its entirety by cautionary statements and risk factor disclosure contained in filings made by Waste Connections and Progressive with the U.S. Securities and Exchange Commission, including Waste Connections’ quarterly reports on Form 10-Q and its annual report on Form 10-K for the year ended December 31, 2015, and Progressive’s quarterly reports on Form 6-K and its year-end report for the year ended December 31, 2015, as well as in Progressive’s filings with the Canadian securities regulators. Waste Connections and Progressive wish to caution readers that certain important factors may have affected and could in the future affect their actual results and could cause their actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of Waste Connections or Progressive. Neither Waste Connections nor Progressive undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date hereof, except as may be specifically required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release, dated April 27, 2016, issued by Waste Connections, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

Date: April 27, 2016	BY:	/s/ Worthing F. Jackman

Worthing F. Jackman,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	DESCRIPTION

99.1	Press Release, dated April 27, 2016, issued by Waste Connections, Inc.